LETTER OF TRANSMITTAL
          To Tender Participation Units of $10,000 Original Investment
                            in LLC Member Interests
                                       of
                       60 East 42nd St. Associates L.L.C.
                       Pursuant to the Offer to Purchase
                   		dated March 8,2007
                                       of
             Wien & Malkin 60 East 42nd St. Acquisition L.L.C.


-------------------------------------------------------------------------------

        THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT
                     12:00 MIDNIGHT, NEW YORK CITY TIME, ON
            APRIL 10, 2007 (THE "EXPIRATION DATE"), UNLESS THE OFFER
                                  IS EXTENDED.
-------------------------------------------------------------------------------

Holders of Units desiring to tender their Units should complete and sign this Letter of Transmittal and forward it to the Depositary at the address or facsimile number set forth below. Instructions for completing this Letter of Transmittal are included herein, and a pre-addressed envelope to the Depositary is provided herewith.

                        The Depositary for the Offer is:
                    American Stock Transfer & Trust Company

By Mail:               By Facsimile            By Hand or Overnight Courier:
                       Transmission:
6201 15th Avenue       718-765-8732            6201 15th Avenue
Brooklyn, New York 11219                       Brooklyn, New York 11219
Attention: Reorg Administration                Attention: Reorg Administration
                       For Confirmation Only Telephone:
                       718-921-8282

If you have any questions or need assistance in completing the Letter of Transmittal, please call Wien & Malkin 60 East 42nd St. Acquisition L.L.C.,
Attention: Alvin Silverman at (212) 687-8700.

Delivery of this Letter of Transmittal or any other required documents to an address other than the one set forth above or transmission of instruction via facsimile other than as set forth above does not constitute valid delivery.

              PLEASE CAREFULLY READ THE ACCOMPANYING INSTRUCTIONS

CAPITALIZED TERMS USED HEREIN AND NOT DEFINED SHALL HAVE THE MEANINGS GIVEN TO THEM IN THE OFFER TO PURCHASE PARTICIPATION UNITS OF LLC MEMBER INTERESTS OF 60 EAST 42ND ST. ASSOCIATES L.L.C. DATED MARCH 8, 2007, AS IT MAY BE AMENDED FROM TIME TO TIME (THE "OFFER TO PURCHASE").

Ladies and Gentlemen:

     The undersigned ("Assignor" or the "undersigned") hereby tenders to Wien & Malkin 60 East 42nd St. Acquisition L.L.C., a Delaware limited liability company ("Assignee" or "Wien & Malkin"), the number of the undersigned's Participations of $10,000 original investment in LLC Member Interests (the "Units") specified below in 60 East 42nd St. Associates L.L.C., a New York limited liability company ("Associates") at a price of $60,000 per Unit, net to the seller in cash, less the amount of any distributions with respect to the Units made or declared between March 8, 2007 and April 10, 2007 or such other date to which the Offer may be extended (the "Expiration Date"), upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any supplements or amendments, collectively constitute the "Offer"). Wien & Malkin reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase Units tendered pursuant to the Offer, but any such transfer or assignment will not relieve Wien & Malkin of its obligations under the Offer or prejudice the rights of the undersigned to receive payment for Units validly tendered and accepted for payment pursuant to the Offer.


     Holders of Units who tender their Units hereunder will not be obligated to pay transfer fees, brokerage fees, or commissions on the sale of the Units.

     Subject to and effective upon acceptance for payment of and payment for the Units tendered hereby, the undersigned hereby sells, assigns and transfers to or upon the order of Wien & Malkin all right, title and interest in and to all of the Units tendered hereby, subject to the proration provisions of the Offer, including, without limitation, all rights in, and claims to, any voting rights, profits and losses, cash distributions made or declared with a record date after the Expiration Date and other benefits of any nature whatsoever distributable or allocable to such tendered Units under the Operating Agreement of Associates (the "Operating Agreement").


     The undersigned irrevocably appoints Wien & Malkin and its designees, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights with respect to the Units tendered by the undersigned and accepted for payment by Wien & Malkin, including, without limitation, to deliver such Units and transfer ownership of such Units on Associates' books maintained by the supervisor of Associates and to receive all benefits and otherwise exercise all rights of beneficial ownership of such Units, all in accordance with the terms of the Offer. Such power of attorney and proxy shall be considered coupled with an interest in the tendered Units and is irrevocable. Such appointment is effective only upon Wien & Malkin's acceptance for payment of such Units. Wien & Malkin and its designees will, with respect to the Units, be empowered to exercise all the undersigned's voting and other rights as they, in their sole discretion, may deem proper at any meeting of the Associates' members, by written consent or otherwise. The proxy and power granted to Wien & Malkin and its designees may be exercised by Wien & Malkin or its designees acting alone. In addition to and without limiting the generality of the foregoing, the undersigned, with respect to the Units tendered by the undersigned and accepted for payment by Wien & Malkin, hereby irrevocably: (a) appoints any person nominated by Wien & Malkin and its designees (the "Agent"), as the undersigned's attorney-in-fact, with an irrevocable instruction to the Agent to execute all or any instruments of transfer and/or other documents in the Agent's discretion in relation to the Units tendered hereby and to make all elections and do all such other acts and things as may in the opinion of the Agent be necessary or expedient for the purpose of, or in connection with, the undersigned's acceptance of the Offer and to vest in Wien & Malkin, or as it may direct, those Units to Wien & Malkin or Wien & Malkin's nominee; (b) assigns to Wien & Malkin and its assigns all of the right, title and interest of the undersigned in and to any and all distributions with respect to the Units made or declared by Associates with a record date after the Expiration Date; and (c) agrees not to exercise any rights pertaining to the Units without the prior consent of Wien & Malkin.

     The undersigned hereby represents and warrants for the benefit of Associates and Wien & Malkin that the undersigned owns the Units tendered hereby and has full power and authority to validly tender, sell, assign and transfer the Units tendered hereby and that when the same are accepted for payment by Wien & Malkin, Wien & Malkin will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and such Units will not be subject to any adverse claims and that the transfer and assignment contemplated in this Letter of Transmittal are in compliance with all applicable laws and regulations. The undersigned further represents and warrants that the undersigned is a "United
States person," as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended. Upon request, the undersigned will execute and deliver any additional documents deemed by the Depositary or Wien & Malkin to be necessary or desirable to complete the assignment, transfer and purchase of Units tendered hereby and otherwise in order to complete the transactions, transfers and admissions to Associates contemplated in this Letter of Transmittal.

     The undersigned understands that a tender of Units pursuant to the procedures described in "The Offer--Section 4" of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Wien & Malkin upon the terms and subject to the conditions of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

SIGN HERE TO TENDER YOUR UNITS
--------------------------------------------------------------------------------
The undersigned holder of Units (or authorized person signing on behalf of the registered holder of Units), as Assignor, hereby tenders the number of Units specified below pursuant to the terms of the Offer. The undersigned hereby certifies, under penalties of perjury, that the information and representations provided in Boxes A and B of this Letter of Transmittal, which have been duly completed by the undersigned, are true and correct as of the date hereof.

X                                        Address:
 -----------------------------------      -----------------------------------
X
 -----------------------------------      -----------------------------------
   Signature(s) of holder of Units                (Include Zip Code)

(Must be signed by registered holders
of Units exactly as name(s) appear(s) in   (The address provided above must be
Associates' records.  If signature is by    the registered address of the
an officer of a corporation, attorney-      signature holder of Units, or else
in-fact, agent, executor, administrator,    a guarantee is required below.)
trustee, guardian or other person(s)
acting in fiduciary or representative
capacity, please complete the line captioned
"Capacity (Full Title)" and seeInstruction 5.)

Date:
      -----------------------------------

In addition to signing your name above,
PLEASE PRINT YOUR NAME(S) in the following   --------------  ------------------
space:                                       Area Code and  Social Security No.
--------------------------------------       Telephone      or Employer
                                             Number         Identification No.
--------------------------------------

--------------------------------------
                                        Number of              Number of
                                        Units Tendered (1      Units Owned (1
                                        Unit per $10,000       Unit per $10,000
                                        of Original            of Original
                                        Investment)            Investment)
                                        :_______________       :_______________

Capacity (Full                          [ ] SELL ALL OR NONE (check this box if
Title):_____________________            you wish to sell your Units ONLY if ALL
                                        your Units will be purchased)

                                        (If no indication is given, all units
                                        owned of record by the holder of Units
                                        will be deemed tendered.)

--------------------------------------------------------------------------------
                           GUARANTEE OF SIGNATURE(S)
                        (If Required-See Instruction 1)
Authorized
Signature:                                Name of Firm:
          ----------------------------                 -------------------------
Name:                                     Address:
     ---------------------------------            ------------------------------
Date:                                     Area Code and Tel. No.:
     ---------------------------------                           ---------------

--------------------------------------------------------------------------------

                                   IMPORTANT!
        Holders of Units must also complete both BOX A and BOX B below.
                                     BOX A
SUBSTITUTE
Form W-9
Department of the Treasury
Internal Revenue Service

Payer's Request for Taxpayer
Identification Number ("TIN") and
Certification

--------------------------------------------------------------------------------
Name of Assignor
_______________________________________________________________________________

Business Name, if different from above
_______________________________________________________________________________

Check appropriate box:
[ ] Individual/Sole proprietor  [ ]Corporation [ ] Partnership [ ] Other________

Address
_______________________________________________________________________________

City, state, and ZIP code
_______________________________________________________________________________

--------------------------------------------------------------------------------
Part 1 -- Taxpayer Identification
Number -- Please provide your TIN in the        -----------------------------
box at right and certify by signing             Social Security Number
and dating below.
If awaiting TIN, write "Applied For."           OR

                                                ------------------------------
                                                Employer Identification Number

--------------------------------------------------------------------------------
PART 2 -- For Payees Exempt from Backup Withholding -- Check the box if you are NOT subject to backup withholding.
-------------------------------------------------------------------------------
PART 3 -- Certification -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)  I am a U.S. person (including a U.S. resident alien).


Certification Instructions. -- You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.
--------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature __________________________________      Date______________________
-------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
                  INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9
-------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld until I provide a number.


-----------------------------------                    -------------------------
           Signature                                            Date

-------------------------------------------------------------------------------

BOX B
===============================================================================
         FIRPTA AFFIDAVIT-CERTIFICATE OF NON-FOREIGN STATUS OF ASSIGNOR

     Section 1445 of the Internal  Revenue Code  provides that a transferee of a
U.S.   real  property  interest  must  withhold  tax  if  the
transferor is a foreign person. To inform the transferee that withholding of tax is not required upon this disposition of a U.S. real property interest, the undersigned hereby certifies the following on behalf of the tendering holder of Units named below:

1. The holder of Units, if an individual, is not a nonresident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.   The name of the holder of Units is _______________________________________;

3. The holder of Unit's Social Security Number (for individuals) or Employer Identification Number (for non-individuals) is
     _____________________________________________________________________;and

4. The holder of Unit's home address (in the case of an individual) or office address (in the case of an entity) is
______________________________________________________________________________.

     I understand that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement I have made here could be punished by fine, imprisonment, or both.

     Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and if the holder of Units is not an individual, I further declare that I have authority to sign this document on behalf of the holder of Units.

-------------------------------------           -------------------------------
           Signature                                      Date
Title:______________________________

================================================================================

                                  INSTRUCTIONS
                                       to
                             LETTER OF TRANSMITTAL
                                      for
               Wien & Malkin 60 East 42nd St. Acquisition L.L.C.

               Forming Part of Terms and Conditions of the Offer

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required if the Letter of Transmittal is signed by the registered holder of the Units tendered therewith and the holder has not completed either the box captioned "Special Payment Instructions" or the box captioned "Special Delivery Instructions" below. If a Unit certificate is registered in the name of the person other than the person executing the Letter of Transmittal, or if payment is to be made to a person other than the person executing the Letter of Transmittal, or if payment is to be made to a person other than the registered holder, then the certificate must be endorsed or accompanied by an appropriate power, in either case signed exactly as the name of the registered holder appears on the certificate, with the signature guaranteed by an eligible guarantor institution.


     2. DELIVERY OF LETTER OF TRANSMITTAL. The Letter of Transmittal is to be completed by all holders of Units who wish to tender Units in response to the Offer. For a holder of Units validly to tender Units, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), along with any required signature guarantees and any other required documents, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date.

     THE LETTER OF TRANSMITTAL OR FACSIMILE COPY THEREOF (TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE. THE METHOD OF DELIVERY OF THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING HOLDER OF UNITS AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.


     No alternative, conditional or contingent tenders will be accepted. All tendering holders of Units, by execution of the Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Units for payment.

     3. INADEQUATE SPACE. If the space provided in this Letter of Transmittal is inadequate, additional information may be provided on a separate signed schedule attached hereto.


     4. MINIMUM TENDERS. A holder of Units may tender any or all of his Units in whole or in part.

     5. SIGNATURES ON LETTER OF TRANSMITTAL. If the Letter of Transmittal is signed by the registered holder(s) of the Units tendered hereby, the signature(s) must correspond exactly with the name(s) as shown on the records of Associates without alteration, enlargement or any change whatsoever.


     If any of the Units tendered hereby are held of record by two or more joint holders, all such holders must sign the Letter of Transmittal.

     If the Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Depositary of their authority so to act must be submitted.

     6. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Unless otherwise indicated under "Special Payment Instructions", the check for the purchase price of any Units purchased will be issued in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions", the check for the purchase price of any Units purchased will be mailed to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, the check for the purchase price of any Units purchased will be issued in the name(s) of, and mailed to, the person(s) so indicated. The undersigned recognizes that Wien & Malkin has no obligation, pursuant to the "Special Payment Instructions", to transfer any Units from the name of the registered holder(s) thereof if Wien & Malkin does not accept for payment any of the Units so tendered. If a check is to be issued in the name(s) of a person(s) other than the undersigned or if a check is to be mailed to someone other than the undersigned or to an address other than that shown on the Letter of Transmittal, signature guarantees are required. See Section 1.

-------------------------------------     --------------------------------------
SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the check        To be completed ONLY if the check
for the purchase price of Units          for the purchase price of Units
purchased (less the amount of any        purchased (less the amount of any
federal income and backup withholding    federal income and backup withholding
tax required to be withheld) is to be    tax required to withheld) is to be
issued in the name of someone other      mailed to someone other be undersigned
than the than the undersigned.           or to the undersigned at an address
                                         other than that shown below the
                                         undersigned's signature(s).
Issue check to:                                            Mail check to:

------------------------------------      ------------------------------------
Name:                                     Name:
(Please print)                            (Please print)

------------------------------------      ------------------------------------
Address                                   Address

------------------------------------      ------------------------------------

-------------------------------------     -------------------------------------
Taxpayer Identification Number            Taxpayer Identification Number
-------------------------------------------------------------------------------

     7. WAIVER OF CONDITIONS. Wien & Malkin expressly reserves the absolute right, in its sole discretion, to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Units tendered.

     8. REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions or requests for assistance may be directed to Wien & Malkin, Attention: Alvin Silverman at (212) 687-8700. Copies of the Offer to Purchase and the Letter of Transmittal may be obtained from Wien & Malkin, Attention: Melanie Boruch at 212-687-8700.

     9. SUBSTITUTE FORM W-9. Each tendering holder of Units is required to provide the Depositary with a correct taxpayer identification number ("TIN"), generally the holder's social security or federal employer identification number, on Substitute Form W-9, which is provided above. Each tendering holder of Units must cross out item (2) in the Certification box on the Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide the information on the form may subject such tendering holder of Units to 28 percent federal income tax withholding on the payments made to the holder of Units or other payee with respect to Units purchased pursuant to the Offer. The box in
Part 1 of the form may be completed by writing "Applied For" if the tendering holder of Units has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 1 is completed by writing "Applied For", backup withholding, if applicable, will begin 7 days after the Depositary receives an Awaiting TIN Certification and will continue until such holder furnishes his TIN. If within 60 days the Depositary receives such holder's TIN on a new Internal Revenue Service Form W-9 or copy of the Substitute Form W-9 provided above, the Depositary will return amounts withheld through the date such Internal Revenue Service Form W-9 or copy of the Substitute Form W-9 is received.

     10. FIRPTA  AFFIDAVIT.  To avoid  potential  withholding of tax pursuant to
Section 1445 of the Internal Revenue Code in an amount equal to 10% of the purchase price for Units purchased pursuant to the Offer, plus the amount of any liabilities of Associates allocable to such Units, each holder of Units who or which is a United States person must complete the FIRPTA Affidavit contained in the Letter of Transmittal stating, under penalties of perjury, such holder's TIN and address, and that such holder is not a foreign person. Tax withheld under
Section 1445 of the Internal Revenue Code is not an additional tax. If withholding results in an overpayment of tax, a refund may be obtained from the Internal Revenue Service.

     11. VALIDITY OF THE LETTER OF TRANSMITTAL. Wien & Malkin will determine, in its sole discretion, all questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Units, and Wien & Malkin's determination shall be final and binding. Wien & Malkin reserves the absolute right to reject any or all tenders of Units that it determine not to be in proper form or the acceptance for payment of or payment for which may, in the opinion of its counsel, be unlawful. Wien & Malkin also reserves the absolute right to waive any defect or irregularity in any tender of Units. None of Wien & Malkin, the Depositary or any other person will be under any duty to give notification of any defect or irregularity in tenders or waiver of any such defect or irregularity or incur any liability for failure to give any such notification.

     12. TRANSFER DOCUMENT REQUIRED BY ASSOCIATES. Each tendering holder of Units is also required to execute as Assignor, and insert the date, on the signature page of the Transfer Agreement, attached hereto as Exhibit A, which is required by Associates in connection with the transfer of Units and which shall be countersigned by Wien & Malkin or its designee upon completion of the purchase of such Units pursuant to the Offer.

     QUESTIONS AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO WIEN & MALKIN AT ITS ADDRESS AND TELEPHONE NUMBER LISTED BELOW. ADDITIONAL COPIES OF THE OFFER TO PURCHASE, THE LETTER OF TRANSMITTAL AND OTHER TENDER OFFER MATERIALS MAY BE OBTAINED BY CALLING MELANIE BORUCH AT 212-687-8700 AT WIEN & Malkin LLC and will BE FURNISHED PROMPTLY AT WIEN & Malkin's expense. You may also contact your own ADVISOR FOR ASSISTANCE CONCERNING THIS OFFER.

                                THE ASSIGNEE IS:

        Wien & Malkin 60 East 42nd St. Acquisition L.L.C. or its designee
                              c/o Wien & Malkin LLC
                               60 East 42nd Street
                               New York, NY 10165
                           Attention: Alvin Silverman
                              Phone: (212) 687-8700

                                   Exhibit A

                              A S S I G N M E N T

     Pursuant to the Letter of Transmittal (capitalized terms used herein as therein) and subject to and effective upon acceptance for payment of, and payment for, the Units tendered thereunder, the undersigned Assignor hereby assigns, transfers, grants and releases unto the undersigned Assignee, with an address at 60 East 42nd Street, New York, New York 10165, an interest in the number of Units so tendered, subject to the proration provisions of the Letter of Transmittal (it being understood that each whole Unit represents an original capital contribution of $10,000) as a Participant, in and to the premises known as the Lincoln Building, located at 60 East 42nd Street and premises 301 Madison Avenue, New York, New York, and in and to 60 EAST 42ND ST. ASSOCIATES L.L.C. (the "LLC"), together with all rights to overage rent, if any, for the portion of the current calendar year which is prior to the date of this assignment, and in and to that certain joint venture agreement, dated as of December 1, 1954, as modified on July 23, 1956 and October 1, 1958.

     Assignor warrants and represents that the interest assigned hereby has not been previously assigned, transferred, pledged or otherwise disposed of, and that said interest is owned by Assignor free and clear of any liens or encumbrances.

     Assignor hereby confirms and Assignee hereby agrees that no claim by any holder of the aforesaid interest has arisen or now exists against the aforesaid joint venture, LLC, its Agents, or its supervisor (or their predecessors or affiliates) for breach of any agreement or duty at any time prior the date of this assignment.

     Assignee hereby accepts this assignment and transfer, and agrees to be bound by the aforesaid joint venture agreement and any amendments thereto, by all established prior practices of the aforesaid joint venture, LLC, Agent, and supervisor (and their predecessors and affiliates), and by all consents heretofore given by Participants thereunder.

     IF AND ONLY IF ASSIGNEE IS AN INDIVIDUAL AND IS OR BECOMES A NON-RESIDENT OF NEW YORK STATE: Assignee (i) agrees that the LLC will pay on behalf of Assignee New York State estimated income tax attributable to the aforesaid interest, as required by applicable law, and Assignee will reimburse the LLC on demand for any such payment and (ii) authorizes Agent and the LLC to withhold from Assignee's future distributions on the aforesaid interest any such unreimbursed estimated tax paid by the LLC on behalf of Assignee. WHETHER OR NOT ASSIGNEE IS AN INDIVIDUAL OR IS OR BECOMES A NON-RESIDENT Of NEW YORK STATE, Assignee (iii) acknowledges that any unreimbursed New York State estimated income tax which may be payable by Assignor to the LLC, will be withheld from future distributions to Assignee in order that the LLC may recoup such payment in full.

     Each of Assignor and Assignee represent and warrants as to itself that (i) it does not own any direct or indirect beneficial interest in the other, (ii) it is not listed on the current list maintained and published by the United States Department of the Treasury, Office of Foreign Assets Control (commonly known as the OFAC List) or otherwise qualifies as a person with whom business by a United States citizen or resident is prohibited (a "specifically designated national and blocked person"), and (iii) neither it nor any person who owns any direct or indirect beneficial interest in it or in whom it has an interest is in violation of any anti-money laundering or anti-terrorism statute, including, without limitation, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, U.S. Public Law 107-56 (commonly known as the USA PATRIOT Act), and the related regulations issued thereunder, including temporary regulations, all as amended from time to time. The representations and covenants being made in this paragraph shall inure to the benefit of all parties hereto and any person who now or shall in the future prepare this or any other instrument of assignment and/or facilitate the transfer of the interest being transferred hereby.

     Assignee agrees that it shall not further sell, assign, convey or otherwise dispose of the interest being assigned hereby or any interest therein to any specifically designated national and blocked person who may hereafter from time to time be so designated.

     Assignor and Assignee hereby agree to indemnify and hold harmless the LLC, its Agents and its supervisor against any claim or liability, including reasonable attorneys' fees, relating to or arising out of this assignment.

     All terms of this assignment shall be enforceable by and for the benefit of each of Assignor, Assignee, and the aforesaid joint venture, LLC, Agent, and supervisor (and their predecessors, successors, and affiliates), it being understood that each of them is relying upon such terms in accepting and effecting the assignment hereunder.

Dated: ________________,

Witnesses:


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                                          Assignor

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                                          Assignee Social Security  or Tax
                                          Identification Number#________________